Exhibit 99.1

Riverbed Appoints Eric Wolford to Board of Directors

President of Riverbed’s Product Group joins the Board; will retire from his position in management in the fourth quarter of 2013

SAN FRANCISCO—(BUSINESS WIRE)— Riverbed Technology (NASDAQ: RVBD), the application performance company, announced that it appointed Eric Wolford to its board of directors yesterday at its regularly scheduled quarterly board meeting. Wolford currently serves as Riverbed’s President, Product Group. Wolford’s unique ability to align product strategies to market priorities will continue to guide Riverbed’s long-term corporate vision and technology innovations in his new role as a member of the Riverbed® Board of Directors and of the Board’s Strategy Committee.

“Eric’s breadth and depth of industry expertise has benefited Riverbed for the past eleven years,” said Jerry M. Kennelly, chairman and CEO at Riverbed. “IT organizations are looking to re-architect today’s enterprise IT infrastructures in pursuit of cost efficiency, manageability, and flexibility. As we enter into our twelfth year in business and continue to see growth from our application acceleration and performance solutions, we look forward to the many contributions and new perspectives that Eric will bring to our team as a member of the board.”

At the same time, Riverbed announced that Wolford will be retiring from his daily responsibilities as a member of executive management in the fourth quarter of this year. After a long and successful run leading the products and marketing function at the company, Wolford will share his talents with Riverbed as a member of the board.

“Riverbed’s performance offerings solve many of the challenges enterprises face as we move to the next generation of IT. The rapid changes we are seeing in application delivery models and software defined networking represent significant growth opportunities for the company,” said Wolford. “Riverbed’s technology and value proposition remain exciting and I am thrilled with the opportunity to continue my close association with the company. I look forward to working together with the Board and contributing to the future direction and growth of Riverbed.”

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to expected growth prospects. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Form 10-K filed with the SEC for the period ended December 31, 2012, and our subsequent quarterly reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

About Riverbed

Riverbed delivers application performance for the globally connected enterprise. With Riverbed, enterprises can successfully and intelligently implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without fear of compromising performance. By giving enterprises the platform they need to understand, optimize and consolidate their IT, Riverbed helps enterprises to build a fast, fluid and dynamic IT architecture that aligns with the business needs of the organization. Additional information about Riverbed (NASDAQ: RVBD) is available at www.riverbed.com.

Riverbed and any Riverbed product or service name or logo used herein are trademarks of Riverbed Technology, Inc. All other trademarks used herein belong to their respective owners.

Contacts

Riverbed Technology

Renee Lyall, 415-247-6353 (Investor Relations)

renee.lyall@riverbed.com